Exhibit 99.2

NABORS INDUSTRIES LTD. April 25, 2023 1Q 2023 Earnings Presentation

NABORS.COM We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • actual and potential political or economic instability, civil disturbance, war or acts of terrorism involving any of the countries in which we do business; • the Covid-19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; • our dependence on our operating subsidiaries and investments to meet our financial obligations; 2 Forward Looking Statements • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including inflation, rising interest rates and the general status of the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

NABORS.COM 3 March 31 Rig Utilization and Availability RIG FLEET(1)(2) 329 RIGS ON REVENUE(1) 171 UTILIZATION AT 3/31/2023 52% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 134 76 57% 111 88 79% U.S. LOWER-48 HIGH SPEC(2) (1) As of March 31, 2023 (2) Excludes non-high spec rigs in the Lower 48

NABORS.COM Improving liquidity and leverage Adjusted 1Q free cash flow of $37M on strong collections and disciplined capital expenditure 1Q 2023 adjusted EBITDA of $240M Revenue growth of $19 million, or 2% vs 4Q’22 Gross margin improved by $14 million, or 5% vs 4Q’22 Adjusted EBITDA up 84% year-on-year Drilling Solutions growth 1Q’23 adjusted EBITDA of $32M, 5% growth vs 4Q’22 Adjusted gross margin %(2) above 52% in 1Q’23 Adjusted EBITDA up 60% year-on-year International improving 3 additional SANAD rigs to start in 2023 from initial 5 rig award 5 additional newbuilds awarded for deployment in 2023/2024 Adding 1 rig in Argentina in 2Q’23, and 1 rig in the Middle East in 3Q’23 Currently participating in tenders in multiple markets ESG Focus Additional deployments of PowerTAP™ grid power module NETC announced planned business combination with Vast, a next-generation concentrated solar power company Recent Highlights Note: For reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable GAAP measure see non-GAAP measures in the Appendix Continued improvement in L48 L48 Drilling 1Q adjusted daily gross margin increased 14% to ~$16,700(1) We expect 2Q’23 Drilling adjusted gross margin of $16,900 to $17,000 per day, excluding Lower 48 solutions margin 1Q daily revenue of $36,500 increased by more than $3,700 sequentially (1) Adjusted daily gross margin represents adjusted gross margin (operating revenue less direct costs), divided by the total number of rig revenue days during the quarter. Rig revenue days represents the number of days the Company’s rigs are contracted and performing under a contract during the period. (2) Adjusted gross margin percent represents adjusted gross margin divided by total revenue

NABORS.COM Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 1 2 3 4 5

NABORS.COM $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 L48 Drilling Daily Revenue 6 Improving daily revenue and margins 1 Performance Excellence In The Lower-48 Strong Momentum in Revenue and Margin (1) Daily revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

NABORS.COM $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1) 0 10 20 30 40 50 60 70 80 90 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 L48 Drilling Average Rig Count 7 Disciplined pricing drives improving daily margins 1 Performance Excellence In The Lower-48 Margin Improving as Commodity Pricing Challenged Rig Count (1) Daily revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

NABORS.COM Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

NABORS.COM 50 55 60 65 70 75 80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 International Drilling Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 International Drilling Adjusted Daily Gross Margin Increases in rig activity driving margin expansion 9 Growing International Rig Count and Margin 2 Resilience Leading to Growth in Our International Segment

NABORS.COM 40 45 50 55 1Q 2Q 3Q 4Q 1QA 2QF 3QF 4QF 1Q 2Q 3Q 4Q 2022 A 2023 2024 F SANAD Estimated Average Rig Count Potential* 10 Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment • Awarded 10 total rigs total to-date • 50 rigs to be deployed over 10 years • First startup in 3Q’22, second in 4Q’22 and third expected in 2Q’23 • $180M of capital expense expected in 2023, funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. 2

NABORS.COM Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

NABORS.COM 20% 25% 30% 35% 40% 45% 50% 55% 60% $- $10 $20 $30 $40 $50 $60 $70 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 NDS Revenue & Adjusted Gross Margin Revenue Adjusted gross margin Adjusted GM % 12 NDS Capitalizing on Higher Penetration Improving Outlook For Our Technology & Innovation Revenue(1) Up 110% Adjusted GM(1) Up 137% Expanding our high-value / high-margin low-capital technology services 3 Adjusted gross margin % of >52% in 1Q 2023 (1) Compared to 1Q 2021

NABORS.COM 0 10 20 30 40 50 60 70 80 90 100 SmartDRILL SmartSLIDE/NAV REVit U.S. Performance Software Installs 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 52 58 64 71 83 87 92 100 106 -10 10 30 50 70 90 110 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 U.S. RigCLOUD® Services Installs Nabors 3rd Party Customer Adoption Fueling NDS Footprint Expansion 13 Improving Outlook For Our Technology & Innovation NDS technology consistently adds value on both Nabors rigs and Third-party rigs ® 3 ® ®

NABORS.COM 14 Apps built and developed in Corva can monitor and control any rig equipped with SmartROS® Enables operators to standardize their automation technology stack fleetwide, regardless of rig manufacturer Empowers all drilling contractors to offer capital-light automation solutions, grow revenues and add value to customers SmartROS® 3 Improving Outlook For Our Technology & Innovation First-of-its-kind Partnership Accelerates Drilling Automation Establishes Nabors’ SmartROS® as the Exclusive Rig Control System for Corva’s Customers

NABORS.COM 0 500 1000 1500 2000 2500 3000 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Cumulative Number of Wells Drilled 15 Smart Suite Growth Trajectory Validates Customer Acceptance Improving Outlook For Our Technology & Innovation 2,800+ Wells Drilled SmartDRILL® Automation Commercialization SmartNAV® & SmartSLIDE® Solutions Commercialization Third-Party SmartDRILL® Deployment 3 Third-Party SmartSLIDE® Deployment

NABORS.COM Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

NABORS.COM $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2018 2019 2020 2021 2022 2023 Billions Net Debt 17 Significant Headway toward Financial Goals 4 Progress on Our Commitment to De-lever ~ $1.8B Net Debt(1) reduction from previous high in 1Q 2018 $1.8B (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix

NABORS.COM Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

NABORS.COM Expanding penetration on third-party rigs Energy Efficiency & Emission Reduction Technologies Geothermal Development Leveraging IP to applications beyond the rigs, including carbon capture Expansion Beyond Oil & Gas Differentiates Nabors rigs Developing new verticals in: hydrogen, fuel efficiency and energy storage Providing expertise in drilling and engineering services & solutions Adding to the long-term power solution – creating Geothermal 2.0 19 5 Leading in Sustainability and the Energy Transition Moving Forward on the Energy Transition

NABORS.COM 20 Leading in Sustainability and the Energy Transition • Advanced advisory and control system optimizes the efficiency of fuel consumption • Deploying energy storage systems on multiple rigs • Introducing innovative fuel enhancer to reduce fuel consumption and GHG emissions Operating rigs with the environment as a stakeholder Investing in carbon capture, emissions monitoring/reduction, energy storage, power management technologies and geothermal energy Dedicated to improving the environmental footprint of OFS 5 Growing Commitment to Operational and Environmental Stewardship PowerTAP™ highline power transformer module

NABORS.COM 21 Leveraging Nabors’ Capabilities to Accelerate Vast’s Global Deployment Leading in Sustainability and the Energy Transition Automation and Robotics Manufacturing and Facilities Controls, Software & AI Nabors’ Technology Nabors’ Ventures Commercial Technology Development Maintenance Operations Delivers dispatchable, carbon-free power and heat for utility-scale power generation, green fuels production and process heat applications Vast’s partnership with Nabors and NETC is expected to drive innovation and accelerate Vast’s growth trajectory, while generating mutual benefits Next Generation of Concentrated Solar Thermal Power System 5 CSP v3.0 International Footprint

NABORS.COM 22 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Geothermal Market Technology Advancements Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition 5

NABORS.COM Appendix 23

NABORS.COM Three Months Ended March 31, December 31, March 31, 2022 2022 2023 Net income (loss) ($174,668) ($58,155) $61,060 Income tax expense (benefit) 13,671 26,161 23,015 Income (loss) from continuing operations before income taxes ($160,997) ($31,994) $84,075 Investment (income) loss (163) (9,194) (9,866) Interest Expense 46,910 44,245 45,141 Other, net 80,401 58,124 (42,375) Adjusted Operating Income (loss) (33,849) 61,181 76,975 Depreciation and Amortization 164,359 168,841 163,031 Adjusted EBITDA $130,510 $230,022 $240,006 (In Thousands) 24 Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

NABORS.COM Three Months Ended March 31, December 31, March 31, 2022 2022 2023 Lower 48 - U.S. - Drilling Adjusted operating income $ (14,596) $ 58,299 $ 74,071 Plus: General and administrative costs 4,447 4,977 5,056 Plus: Research and engineering 1,638 1,637 1,519 GAAP Gross Margin (8,511) 64,913 80,646 Plus: Depreciation and amortization 66,243 62,768 59,507 Adjusted gross margin $ 57,732 $ 127,681 $ 140,153 Other - U.S. - Drilling Adjusted operating income $ 8,745 $ 9,994 $ 11,798 Plus: General and administrative costs 383 324 345 Plus: Research and engineering 132 166 128 GAAP Gross Margin 9,260 10,484 12,271 Plus: Depreciation and amortization 13,873 13,081 11,111 Adjusted gross margin $ 23,133 $ 23,565 $ 23,382 U.S. - Drilling Adjusted operating income $ (5,851) $ 68,293 $ 85,869 Plus: General and administrative costs 4,830 5,301 5,401 Plus: Research and engineering 1,770 1,803 1,647 GAAP Gross Margin 749 75,397 92,917 Plus: Depreciation and amortization 80,116 75,849 70,618 Adjusted gross margin $ 80,865 $ 151,246 $ 163,535 (In Thousands) 25 Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

NABORS.COM March 31, December 31, March 31, 2022 2022 2023 Long-Term Debt $2,610,092 $2,537,540 $2,562,327 Cash & Short-term Investments $394,039 $452,315 $475,732 Net Debt $2,216,053 $2,085,225 $2,086,595 (In Thousands) 26 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

NABORS.COM (In Thousands) Three Months Ended March 31, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ 85,869 $ 1,957 $ 27,138 $ 3,694 $ (41,683) $ 76,975 Depreciation and amortization 70,620 86,651 4,776 1,260 (276) 163,031 Adjusted EBITDA $ 156,489 $ 88,608 $ 31,914 $ 4,954 $ (41,959) $ 240,006 Three Months Ended December 31, 2022 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ 68,293 $ 1,750 $ 24,800 $ 6,118 $ (39,780) $ 61,181 Depreciation and amortization 75,849 87,088 5,536 1,443 (1,075) 168,841 Adjusted EBITDA $ 144,142 $ 88,838 $ 30,336 $ 7,561 $ (40,855) $ 230,022 Three Months Ended March 31, 2022 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ (5,851) $ (6,327) $ 14,709 $ (2,751) $ (33,629) $ (33,849) Depreciation and amortization 80,116 77,575 5,291 1,707 (330) 164,359 Adjusted EBITDA $ 74,265 $ 71,248 $ 20,000 $ (1,044) $ (33,959) $ 130,510 27 Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

NABORS.COM 28 Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Three Months Ended March 2023 Net cash provided by operating activities $154,050 Add: Capital expenditures, net of proceeds from sales of assets (116,752) Adjusted free cash flow $37,298 (In Thousands)

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @naborsglobal Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com